SUPPLEMENT DATED OCTOBER 9, 2019

TO THE INVESTOR CLASS PROSPECTUS OF

MATTHEWS ASIA FUNDS

DATED APRIL 30, 2019

For all existing and prospective shareholders of Matthews India Fund—Investor Class (MINDX):

Effective immediately, Peeyush Mittal, previously a Co-Manager of the Matthews India Fund, acts as the sole Lead Manager of the Matthews India Fund. Sharat Shroff, CFA, will continue to be Co-Manager of the Matthews India Fund.

Accordingly, effective immediately, the following information replaces, in its entirety, the information under “Portfolio Managers” on page 40:

Lead Manager: Peeyush Mittal has been a Portfolio Manager of the Matthews India Fund since 2018.

Co-Manager: Sharat Shroff, CFA, has been a Portfolio Manager of the Matthews India Fund since 2006.

Effective immediately, the following information replaces, in its entirety, the information with respect to Peeyush Mittal on page 89 under “Management of the Funds—Portfolio Managers”:

PEEYUSH MITTAL
Peeyush Mittal is a Portfolio Manager at Matthews Asia. He manages the firm’s India Strategy. Prior to joining the firm in 2015, he spent over three years at Franklin Templeton Asset Management India, most recently as a Senior Research Analyst. Previously, he was with Deutsche Asset & Wealth Management New York, from 2009 to 2011, researching U.S. and European stocks in the industrials and materials sectors. Peeyush began his career in 2003 with Scot Forge as an Industrial Engineer, and was responsible for implementing Lean Manufacturing systems on the production shop floor. Peeyush earned his MBA from The University of Chicago Booth School of Business. He received a Master of Science in Industrial Engineering from The Ohio State University and received a Bachelor of Technology in Metallurgical Engineering from The Indian Institute of Technology Madras. He is fluent in Hindi. Peeyush has been a Portfolio Manager of the Matthews India Fund since 2018.	Lead Manager Matthews India Fund

Effective immediately, all references to Sunil Asnani in respect of the Matthews India Fund are hereby removed.

For all existing and prospective shareholders of Matthews Asia Innovators Fund—Investor Class (MATFX):

Effective immediately, Michael J. Oh, CFA, continues to act as the sole Lead Manager of the Matthews Asia Innovators Fund, and Tiffany Hsiao, CFA, continues to act as Co-Manager of the Matthews Asia Innovators Fund.

Effective immediately, all references to Sunil Asnani in respect of the Matthews Asia Innovators Fund are hereby removed.

Please retain this Supplement with your records.

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